EATON VANCE GOVERNMENT OPPORTUNITIES FUND
EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

(each, a “Fund”)

Supplement to Prospectus and each Fund’s Summary Prospectus dated March 1, 2023

Effective December 31, 2023:

1.Eaton Vance Government Opportunities Fund’s primary benchmark will be the ICE BofA US Mortgage Backed Securities Index.

2.Eaton Vance Short Duration Government Income Fund’s primary benchmark will be the ICE BofA 1-3 Year Treasury Index.

November 2, 2023	43042 11.2.23